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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our reports dated November 7, 2013 relating to the financial statements and financial statement schedule, which appear in CHS Inc.'s Annual Report on Form 10-K for the year ended August 31, 2013. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 11, 2014

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM